Financial Instruments - Gain (Loss) Recognized in Accumulated OCI on Derivative (Effective Portion) (Table) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2014	Jun. 30, 2013	Jun. 30, 2014	Jun. 30, 2013
Total	$ (1,982)	$ 3,498	$ (2,508)	$ 5,144
Gain (Loss) Recognized in Accumulated OCI On Derivative (Effective Portion)
Interest rate swaps	(2,900)	(229)	(4,371)	(437)
Total	$ (2,900)	$ (229)	$ (4,371)	$ (437)